Exhibit 10.1

EXECUTION COPY
SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT
This Second Amendment to Revolving Credit Agreement (this “Amendment”), is entered into as of June 29, 2012, by and among SunPower Corporation, a Delaware corporation (the “Borrower”), Credit Agricole Corporate and Investment Bank, as administrative agent for the Lenders (as defined below) (in such capacity, the “Agent”).
RECITALS
A.    The Borrower, the Agent and certain financial institutions (the “Lenders”) are parties to that certain Revolving Credit Agreement, dated as of September 27, 2011 (as amended, modified, supplemented, extended or restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have provided a revolving credit facility to the Borrower. Each capitalized term used herein, that is not defined herein, shall have the meaning ascribed thereto in the Credit Agreement.
B.    The Borrower has notified the Agent and the Lenders that it wishes to amend the Credit Agreement as set forth below, but otherwise have the Credit Agreement remain in full force and effect.
C.    The Lenders signatory hereto are willing to amend the Credit Agreement, in accordance with the terms, and subject to the conditions, set forth herein.
AGREEMENT
The parties to this Amendment, intending to be legally bound, hereby agree as follows:
1.Incorporation of Recitals. Each of the above recitals is incorporated herein as true and correct and is relied upon by the Agent and each Lender signatory hereto in agreeing to the terms of this Amendment.

2.Amendments to Credit Agreement.

a.The following new definition is hereby inserted in Section 1.01 of the Credit Agreement in the correct alphabetical order:

“Project Indebtedness” means Indebtedness of any project finance Subsidiary as to which the holders of such Indebtedness have recourse only to such project finance Subsidiary and any other project finance Subsidiaries, including such Subsidiaries' assets, but without recourse to the Borrower or other Subsidiaries which are not project finance Subsidiaries, other than the Equity Interests in project finance Subsidiaries.

b.The definition of “EBITDA” in Section 1.01 of the Credit Agreement is hereby amended by (i) replacing the phrase “Borrower and its Subsidiaries on a consolidated basis” with the phrase “Borrower and its Subsidiaries (other than project finance Subsidiaries with obligations in respect of Project Indebtedness) on a consolidated basis”, and (ii) replacing the phrase “Borrower and its Subsidiaries” with the phrase “Borrower and such Subsidiaries” in clauses (f) and (k) thereof.

c.The definition of “Financial Indebtedness” in Section 1.01 of the Credit Agreement is hereby amended by replacing the phrase “non-recourse indebtedness” with the phrase “Project Indebtedness” in clause (v) thereof.

d.Section 5.02 of the Credit Agreement is hereby amended by (i) deleting the word “gross” in the first sentence thereof and (ii) deleting the second sentence thereof in its entirety.

3.Representations and Warranties. The Borrower hereby represents and warrants, as of the date of this Amendment, for the benefit of the Agent and each Lender, that:

a.The representations and warranties set forth in Article III of the Credit Agreement and in each other Loan Document are true and correct in all material respects with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof;

b.The execution and delivery of this Amendment has been duly authorized by all necessary organizational action of the Borrower. This Amendment has been duly executed and delivered by the Borrower and is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally and to general principles of equity;

c.The transactions contemplated by this Amendment (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, except to the extent that any such failure to obtain such consent or approval or to take any such action, would not reasonably be expected to result in a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to the Borrower, (c) will not violate or result in a default under any other material indenture, agreement or other instrument binding upon the Borrower its assets, or give rise to a right thereunder to require any payment to be made by the Borrower, and (d) will not result in the creation or imposition of any Lien on any asset of the Borrower; and

d.No Event of Default, or event or condition that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, has occurred and is continuing.

4.Ratification and Confirmation of Loan Documents. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not alter, modify, amend, or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document, and shall not shall not operate as a waiver of any right, power, or remedy of the Agent or any Lender under the Credit Agreement or any other Loan Document. Except as expressly set forth herein, the Credit Agreement, all promissory notes and all other instruments, documents and agreements entered into in connection with the Credit Agreement and each other Loan Document shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed by the Borrower in all respects.

5.Effectiveness. This Amendment shall become effective on the date first written above (the “Effective Date”) only upon satisfaction of the following conditions precedent on or prior to such date unless otherwise waived in writing by the Required Lenders:

a.The Agent (or its counsel) shall have received from each party hereto either (A) a counterpart of this Amendment signed on behalf of such party or (B) written evidence satisfactory to the Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

b.The representations and warranties of the Borrower set forth herein shall be true and correct in all material respects as of the Effective Date.

c.No Event of Default, or event or condition that would constitute an Event of Default but for the requirement that notice be given or time elapse or both, shall be continuing as of the Effective Date.

d.The Agent shall have received an officer's certificate from the Borrower, dated the Effective Date, certifying that (a) attached thereto are true, complete and correct copies of the certificate of incorporation and bylaws of the Borrower, (b) attached thereto is a true, complete and correct copy of the resolutions duly adopted by the Borrower authorizing the execution, delivery and performance of this Amendment and that such resolutions have not been amended, modified, revoked or rescinded, and (c) the Borrower is able to pay its debts as they become due and that no action has been taken by the Borrower, its directors or officers in contemplation of the liquidation or dissolution of the Borrower as of the Effective Date.

e.The Agent shall have received signature and incumbency certificates of the officers of the Borrower executing this Amendment, each dated as of the Effective Date.

6.Miscellaneous. The Borrower acknowledges and agrees that the representations and warranties set forth herein are material inducements to the Agent and the Lenders to deliver this Amendment. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the parties hereto, and their respective permitted successors and assigns. This Amendment is a Loan Document. Henceforth, this Amendment and the Credit Agreement shall be read together as one document and the Credit Agreement shall be modified accordingly. No course of dealing on the part of the Agent, the Lenders or any of their respective officers, nor any failure or delay in the exercise of any right by the Agent or the Lenders, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. The failure at any time to require strict performance by the Borrower of any provision of the Loan Documents shall not affect any right of the Agent or the Lenders thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of the Agent, and or the Lenders, as applicable. No other person or entity, other than the Agent and the Lenders, shall be entitled to claim any right or benefit hereunder, including, without limitation, the status of a third party beneficiary hereunder. This Amendment shall be governed by and construed in accordance with the laws of the State of New York without reference to conflicts of law rules. If any provision of this Amendment or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom, and the remaining parts shall remain in full force as though the invalid, illegal or unenforceable portion had never been a part thereof. This Amendment may be executed in any number of counterparts, including by electronic or facsimile transmission, each of which when so delivered shall be deemed an original, but all such counterparts taken together shall constitute but one and the same instrument.

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IN WITNESS WHEREOF, the Borrower and the Agent have caused this Amendment to be executed as of the date first written above.

SUNPOWER CORPORATION By:/s/ Chuck Boynton Name: Chuck Boynton Title: EVP & CFO

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Agent By:/s/ Dianne Scott Name: Dianne Scott Title: Managing Director By:/s/ Sharada Manne Name: Sharada Manne Title: Managing Director